Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# . COMMON STOCK PAR VALUE $0.001 COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX Shares * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * * * * * * * * 000000 * * * * * * * * * * * * * * Certificate Number ZQ00000000 COMBIMATRIX CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. SAMPLE & MRS. SAMPLE & David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample Sample **** Mr. AlexandeMr DaviRd Sam.ple S**** MAr. AleMxandePr DavLid SEample *&*** Mr. AMlexanRder DaSvid S.ampSle ***A* Mr.MAlexanPder DLavidESample **** Mr. Alexander **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David SEE REVERSE FOR CERTAIN DEFINITIONS David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the record holder of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shar*es****0*000Z00**SEhareRs****00O0000**ShHares**U**0000N00**SDhares*R***000E000**DShares**T**000H000**SOhares*U***000S000**AShareNs****00D0000**Shares****0 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****0Z0000E0**ShRares***O*000000*H*ShareUs****0N00000D**SharRes****0E0000D0**ShareAs****0N00000D**SharesZ****00E0000R**SharOes****0*000*00**Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $0.001 PAR VALUE, OF CombiMatrix Corporation, transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INC. TRANSFER AGENT AND REGISTRAR, Chief Executive Officer 2002 DELAWARE By Chief Financial Officer AUTHORIZED SIGNATURE N CUSIP Holder ID Insurance Value Number of Shares DTC Certificate Numbers 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Total Transaction XXXXXX XX X XXXXXXXXXX 1,000,000.00 123456 12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 Num/No. Denom. Total 1 2 3 4 5 6 7 1 2 3 4 5 6 1 2 3 4 5 6 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 C CUSIP 20009T 50 1

. COMBIMATRIX CORPORATION A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE CORPORATION AND UPON HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION OR BY ANY CERTIFICATE OF DESIGNATION OF PREFERRED STOCK, AND THE NUMBER OF SHARES CONSTITUTING EACH SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE AT THE PRINCIPAL OFFICE OF THE CORPORATION. (Cust) (Minor) (State) (Cust) and not as tenants in common (Minor) (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - ............................................Custodian ................................................ TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act......................................................... JT TEN - as joint tenants with right of survivorship UNIFTRF MIN ACT - ............................................Custodian (until age ................................) .............................under Uniform Transfers to Minors Act ................... Additional abbreviations may also be used though not in the above list.